Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying  quarterly report on Form 10-Q for the period ended January 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934,  and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2010	/s/ Robert J. Ferguson
Robert J. Ferguson, President and Chief Executive Officer

Date: March 17, 2010	/s/ Brett L. Frevert
Brett L. Frevert, Interim Chief Financial Officer